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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in Parent Holding Corp.'s Registration Statement on Form S-8, of our reports dated February 5, 1997 and March 18, 1997 included (or incorporated by reference) in Promus Hotel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm in this Registration Statement.


                                            ARTHUR ANDERSEN LLP

Memphis, Tennessee
December 18, 1997